Exhibit 99.1

Capital Properties, Inc.
Letter of Transmittal and
Notice of Partial Redemption of its
Dividend Notes

To:  Holders of Capital Properties, Inc.
Dividend Notes

Capital Properties, Inc. (the “Company”) has elected to redeem effective June 2, 2016 for cash 10% of the face value of all outstanding Dividend Notes (the “Notes”).  This Letter of Transmittal and Notice of Partial Redemption (the “Letter”) is being mailed to all holders of record of Notes as of the close of business on June 2, 2016.  Our records indicate that you currently hold Notes.  The Note(s) must be returned in order to receive the redemption payment.  The terms of the redemption are described below.  Please complete Items 1, 2 & 3, and return this Letter properly executed in accordance with the instructions contained herein along with your Note(s) to the address indicated in Item 4.  Neither the Company nor American Stock Transfer & Trust Company, LLC (the “Redemption Agent”) assumes the risk of loss of any Note(s) sent.  We suggest that you send your Note(s) and properly executed Letter by registered, certified mail or overnight courier with proper insurance.

Redemption Terms.  The Notes will be partially redeemed at a redemption price equal to $.10 per $1.00 face value of the Note, (the “Redemption Price”).  The redemption date for the Notes is June 2, 2016.  On the redemption date, the redeemed portion of the Note(s) will be deemed to cease to be outstanding, interest will cease to accrue and all rights, other than the right to receive the Redemption Price, will cease, and the Redemption Price will become due and payable on each redeemed Note(s).  A holder of Note(s) will not be entitled to receive the Redemption Price until such holder’s Note(s) and a properly executed Letter are delivered to the Redemption Agent at the address indicated in Item 4.  Your ability to receive the interest payment scheduled for June 15, 2016 will not be affected by this partial redemption, but you will not receive the interest payment scheduled for December 15, 2016, or thereafter, if you do not submit your Note(s) and a properly executed Letter to the Redemption Agent.

Upon receipt of the executed Letter of Transmittal along with your Note(s), you will receive the partial redemption payment and a Book-Entry Statement representing the remaining value of your Note(s).  This Book-Entry Statement is your only documentation of ownership of your Note(s) and should be retained in safekeeping by you.

Questions.  Please call the Redemption Agent at toll-free (877) 248-6417 or (718) 921-8317 if you have any questions regarding this Letter or the procedures for complying with the redemption of your Note(s).

Item 1. Description of Notes Surrendered.  (Instruction 1)

[ ] Mailing Label [ ]
Note Number	Face Amount of Note

Total:

Item 2. Signature.  (Instruction 2)

Unless a signature guarantee is provided, this Letter must be signed by the registered holder(s) exactly as the name(s) appears on Note(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.
_____________________________________________ ______________________________________
Signature of Notesholder               Date

_____________________________________________ ______________________________________

Signature of Co-Notesholder              Date

_____________________________________________
Daytime Telephone Number

Signature Guarantee

Signature Guaranteed by an Eligible Institution

_____________________________________________   ____________________________________
(Authorized Signature)                                                    Date

Title:_________________________________________
Name of Firm:_________________________________
Address:______________________________________
Area Code and Telephone Number:_________________

Item 3. Taxpayer Identification Number.  (Instruction 3)

Please read the certification below.  This certification enables us to certify your TIN in order to avoid backup withholding on your account.  Please provide your TIN on the line below and certify by signing and dating below.

__ __ __ – __ __ – __ __ __ __   OR     __ __ – __ __ __ __ __ __ __
Social Security Number                         Employer Identification Number

W-9 Certification

W-9 Certification.  Under penalties of perjury, I certify that:  (1) the number shown on this Letter is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out Certification (2) above if you have been notified by the IRS that you currently are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

___________________________________________________                                               _____________________________________________
Signature of Noteholder Date

Item 4. Redemption Agent’s Address.  (Instruction 4)

Send your Note(s) and the signed and completed copy of this Letter of Transmittal to the Redemption Agent to the following address:

American Stock Transfer & Trust Company, LLC
6201 - 15th Avenue
Brooklyn, New York 11219
 Attention:  Reorganization Department

Instructions to Letter of Transmittal
1. (a)  Notes.  List each Note number, the amount of the Note and the total amount of the Notes you hold in Item 1.  If the space provided in Item 1 is inadequate, list the additional Note numbers and amount of the Notes represented on a separate signed schedule attached to this Letter.  You must locate and return all the Notes you hold with this Letter.
(b) Name(s) and address as shown on your Note(s).  Please confirm that your address set forth in Item 1 and on the Note(s) is correct.  If it is incorrect, please call the transfer agent at toll-free (877) 248-6417 or (718) 921-8317 prior to submitting this Letter.  The redemption price and book-entry statement representing the balance of your Note(s) will be mailed to the address as shown on the records of the Company’s transfer agent.
2. Signatures and Signature Guarantees.  This form must be signed by the registered holder(s) of the Note(s) exactly as the names appear on the Notes(s), without any change whatsoever.  If any Note(s) are owned of record by two or more joint owners, all of such owners must sign this Letter.  If this Letter is being executed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the name, full title and address of such representative, and submit with this Letter proper evidence of their authority to act satisfactory to the Company.  A signature guarantee by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (“Eligible Institution”) is only required if this Letter is signed by a person other than the registered holder of the Note(s) surrendered.  If this Letter is signed by a person other than the registered holder of any Note(s) specified in this Letter, such Note(s) must be endorsed exactly as the name or names of the registered holders appear on the Note(s) and signatures on such Notes(s) must be guaranteed by an Eligible Institution.  Please call the transfer agent at toll-free (877) 248-6417 or (718) 921-8317 to determine what endorsements and documents must be transmitted with this Letter.
3. Taxpayer Identification Number.  Please complete and sign where indicated in Item 3.
4. Where to send your Note(s) and this Letter.  Send the Note(s) and a properly executed copy of this Letter to the address identified in Item 4.  An envelope is enclosed for your convenience.
5. Representations and Warranties.  By executing this Letter, you represent, warrant and acknowledge the following:
•
You have full power and authority to, and hereby, sell, assign and transfer the Note(s) surrendered for redemption, and the Company will acquire good, marketable and unencumbered title to the Note(s) so surrendered, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, proxies or rights.  You will, upon request, execute and deliver any additional documents deemed by the transfer agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of your Note(s).

•
All authority conferred or agreed to be conferred by this Letter shall survive your death or incapacity and your obligations under this Letter shall be binding upon your heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

6. Lost Note(s).  If you are unable to locate your Note(s), you must request an Affidavit of Loss from American Stock Transfer & Trust Company, LLC. by contacting them at address identified in Item 4.  There will be a charge to replace the Note(s).
7. Power of Attorney.  By executing this Letter, you hereby irrevocably constitute and appoint American Stock Transfer & Trust Company, LLC as your agent and attorney-in-fact (with full knowledge that such transfer agent also acts as agent of the Company) with respect to surrendered Note(s) with full power of substitution to (1) deliver the Note(s) to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (2) present such Note(s) for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Note(s), all in accordance with the terms of the Certificate of Designation for the Note(s).  The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
8. Remainder of Notes.  Only 10% of each Note, whether surrendered or not as part of this partial redemption, is redeemed, and the holder of the Note(s) will retain ownership of the remaining 90% of the Note(s).

Capital Properties, Inc.
100 Dexter Road
East Providence, RI 02914
Phone: (401) 435-7171
Fax: (401) 435-7179
May 26, 2016
TO: Holders of Dividend Notes
The Board of Directors of the Company has elected to redeem 10% of the face value of its outstanding Dividend Notes (“Partial Redemption”). The redemption date is June 2, 2016, and the payment date for the Partial Redemption is June 15, 2016. Enclosed is the Letter of Transmittal and Notice of Partial Redemption which you will need to complete and forward to our transfer agent, American Stock Transfer & Trust Company, LLC, (“AST”) together with your Note(s) to effect the Partial Redemption and to receive your 10% payment. An envelope is enclosed for your convenience.
Example of Redemption and Current Interest Payment (Assuming a Note with a Face Value of $500)
Face Value of Note as of 6/1/16                     $ 500.00
Amount of Partial Redemption payment (10%)               $   50.00
Face Value of Note as of 6/2/16 (after Partial Redemption)         $ 450.00
Interest Payment on $500 Note Payable on 6/15/16            $   12.50
(You will receive this interest payment regardless of the status of your Partial Redemption.)
Commencing June 2, 2016, interest will accrue on the Face Value of each Note remaining after Partial Redemption ($450 in the above Example) regardless of whether the actual redemption has been completed.
You must submit the required documentation and your Note(s) to AST in order to receive your Partial Redemption payment. In the event you do not submit your Note(s) for Partial Redemption, both the Partial Redemption payment and any future interest payments payable on your Note(s) December 15, 2016 or later will be held by AST until such time as you properly submit same.
Upon receipt of the executed Letter of Transmittal along with your Note(s), you will receive the Partial Redemption payment and a Book-Entry Statement representing the remaining value of your Note(s). This Book-Entry Statement is your only documentation of ownership of your Note(s) and should be retained in safekeeping by you.
If you cannot locate your Note(s), you may request an Affidavit of Loss from AST. (See Instruction No. 6 in Instructions to Letter of Transmittal which is attached.) There will be a charge to replace the Note(s).
If you have any questions, please call our Treasurer, Barbara Dreyer, at (401) 435-7171 or AST.

Sincerely,

Robert H. Eder
President